Exhibit 99.1

The following table summarizes historical Revenues, Gross profit, Operating income (loss) and Adjusted operating income under the new reporting segments. All dollar amounts are in millions and totals may not sum due to rounding.

	FY11	1Q12	2Q12	3Q12	4Q12	FY12	1Q13	2Q13	3Q13	4Q13	FY13
Revenues
North America Products	$88.3	$22.6	$24.1	$24.0	$22.1	$92.8	$21.2	$24.1	$21.3	$20.4	$87.1
International Products	$100.7	$25.2	$26.3	$27.4	$27.1	$105.9	$24.1	$23.5	$26.7	$24.8	$99.2
Total Products	$189.0	$47.7	$50.3	$51.4	$49.2	$198.6	$45.4	$47.7	$48.1	$45.2	$186.3
North America Services	$842.9	$210.8	$227.4	$215.0	$197.7	$850.9	$194.0	$203.4	$194.3	$184.1	$775.9
International Services	$36.4	$9.9	$9.4	$9.5	$9.0	$38.0	$8.5	$9.1	$9.7	$8.4	$35.6
Total Services	$879.2	$220.7	$236.8	$224.6	$206.8	$888.9	$202.5	$212.5	$204.0	$192.5	$811.5
Total	$1,068.2	$268.4	$287.2	$275.9	$256.0	$1,087.5	$247.8	$260.2	$252.1	$237.7	$997.8
Gross profit
North America Products	$40.9	$9.8	$10.5	$9.6	$9.7	$39.6	$9.7	$10.6	$9.2	$8.9	$38.4
% of Revenues	46.3%	43.6%	43.5%	40.0%	43.7%	42.7%	45.6%	44.0%	42.9%	43.6%	44.1%
International Products	$46.4	$11.6	$12.2	$12.7	$12.1	$48.6	$10.8	$10.4	$11.5	$11.3	$44.0
% of Revenues	46.1%	46.2%	46.5%	46.3%	44.7%	45.9%	45.0%	44.0%	43.0%	45.7%	44.4%
Total Products	$87.3	$21.5	$22.7	$22.3	$21.8	$88.2	$20.5	$21.0	$20.7	$20.2	$82.4
% of Revenues	46.2%	45.0%	45.0%	43.4%	44.2%	44.4%	45.3%	44.0%	43.0%	44.7%	44.2%
North America Services	$260.3	$62.4	$63.5	$63.5	$58.5	$247.9	$56.6	$56.7	$58.6	$56.6	$228.5
% of Revenues	30.9%	29.6%	27.9%	29.5%	29.6%	29.1%	29.2%	27.9%	30.2%	30.7%	29.5%
International Services	$9.6	$2.7	$2.7	$2.5	$2.5	$10.4	$2.1	$2.4	$2.5	$2.0	$9.0
% of Revenues	26.3%	27.0%	28.4%	26.5%	27.6%	27.4%	25.3%	26.0%	25.5%	24.3%	25.3%
Total Services	$269.8	$65.1	$66.2	$66.0	$61.0	$258.3	$58.7	$59.1	$61.1	$58.6	$237.5
% of Revenues	30.7%	29.5%	27.9%	29.4%	29.5%	29.1%	29.0%	27.8%	29.9%	30.5%	29.3%
Total	$357.1	$86.6	$88.9	$88.3	$82.7	$346.5	$79.3	$80.1	$81.7	$78.9	$319.9
% of Revenues	33.4%	32.3%	30.9%	32.0%	32.3%	31.9%	32.0%	30.8%	32.4%	33.2%	32.1%
Operating income (loss)
North America Products	$10.0	$1.5	$2.6	$1.8	$2.7	$8.6	$1.8	$3.2	$2.2	$1.8	$9.0
% of Revenues	11.3%	6.6%	10.8%	7.5%	12.3%	9.3%	8.6%	13.1%	10.4%	8.8%	10.3%
International Products	$12.1	$2.0	$3.2	$(9.7)	$3.3	$(1.3)	$1.9	$1.5	$2.0	$1.5	$7.0
% of Revenues	12.0%	7.8%	12.0%	(35.4)%	12.0%	(1.2)%	8.0%	6.4%	7.5%	6.1%	7.0%
Total Products	$22.1	$3.5	$5.8	$(7.9)	$6.0	$7.3	$3.8	$4.7	$4.2	$3.3	$15.9
% of Revenues	11.7%	7.2%	11.4%	(15.4)%	12.1%	3.7%	8.3%	9.8%	8.8%	7.3%	8.6%
North America Services	$66.8	$12.5	$15.7	$(261.5)	$10.0	$(223.3)	$7.7	$8.7	$12.7	$9.4	$38.4
% of Revenues	7.9%	5.9%	6.9%	(121.6)%	5.1%	(26.2)%	4.0%	4.3%	6.5%	5.1%	5.0%
International Services	$2.1	$0.9	$1.0	$(26.0)	$0.4	$(23.7)	$0.4	$0.7	$0.8	$0.1	$1.9
% of Revenues	5.9%	9.4%	10.1%	(272.4)%	4.3%	(62.4)%	4.4%	7.3%	8.2%	0.8%	5.3%
Total Services	$69.0	$13.4	$16.7	$(287.5)	$10.4	$(247.0)	$8.1	$9.3	$13.5	$9.4	$40.3
% of Revenues	7.8%	6.1%	7.0%	(128.0)%	5.0%	(27.8)%	4.0%	4.4%	6.6%	4.9%	5.0%
Total	$91.1	$16.9	$22.4	$(295.4)	$16.4	$(239.7)	$11.9	$14.0	$17.7	$12.7	$56.3
% of Revenues	8.5%	6.3%	7.8%	(107.0)%	6.4%	(22.0)%	4.8%	5.4%	7.0%	5.3%	5.6%
Adjustments (pre-tax) (1)
North America Products	$—	$—	$—	$0.2	$—	$0.2	$0.4	$0.1	$—	$0.2	$0.7
International Products	$—	$—	$—	$13.7	$—	$13.7	$—	$0.3	$0.5	$1.1	$1.9
Total Products	$—	$—	$—	$14.0	$—	$14.0	$0.4	$0.3	$0.5	$1.4	$2.6
North America Services	$12.1	$3.0	$3.2	$280.4	$3.5	$290.1	$5.0	$5.1	$4.4	$4.9	$19.3
International Services	$—	$—	$—	$26.7	$—	$26.8	$0.1	$0.2	$—	$0.1	$0.3
Total Services	$12.2	$3.1	$3.2	$307.1	$3.5	$316.9	$5.1	$5.2	$4.4	$4.9	$19.6
Total	$12.2	$3.1	$3.2	$321.0	$3.5	$330.8	$5.4	$5.5	$4.9	$6.3	$22.2
Adjusted operating income (2)
North America Products	$10.0	$1.5	$2.6	$2.0	$2.7	$8.8	$2.2	$3.2	$2.2	$2.0	$9.7
% of Revenues	11.3%	6.6%	10.8%	8.4%	12.3%	9.5%	10.4%	13.4%	10.4%	10.0%	11.1%
International Products	$12.1	$2.0	$3.2	$4.0	$3.3	$12.4	$1.9	$1.8	$2.5	$2.6	$8.8
% of Revenues	12.0%	7.8%	12.0%	14.7%	12.0%	11.7%	8.1%	7.5%	9.4%	10.5%	8.9%
Total Products	$22.1	$3.5	$5.8	$6.1	$6.0	$21.2	$4.1	$5.0	$4.7	$4.6	$18.5
% of Revenues	11.7%	7.2%	11.4%	11.8%	12.1%	10.7%	9.1%	10.5%	9.9%	10.3%	9.9%
North America Services	$78.9	$15.5	$18.9	$18.8	$13.6	$66.8	$12.7	$13.7	$17.1	$14.2	$57.7
% of Revenues	9.4%	7.4%	8.3%	8.8%	6.9%	7.9%	6.6%	6.7%	8.8%	7.7%	7.4%
International Services	$2.2	$0.9	$1.0	$0.8	$0.4	$3.1	$0.4	$0.8	$0.8	$0.1	$2.2
% of Revenues	6.0%	9.5%	10.3%	8.0%	4.4%	8.1%	5.3%	9.0%	8.5%	1.7%	6.2%
Total Services	$81.1	$16.5	$19.9	$19.6	$14.0	$69.9	$13.2	$14.5	$17.9	$14.4	$59.9
% of Revenues	9.2%	7.5%	8.4%	8.7%	6.8%	7.9%	6.5%	6.8%	8.8%	7.5%	7.4%
Total	$103.2	$19.9	$25.6	$25.7	$19.9	$91.2	$17.3	$19.5	$22.6	$19.0	$78.5
% of Revenues	9.7%	7.4%	8.9%	9.3%	7.8%	8.4%	7.0%	7.5%	9.0%	8.0%	7.9%

(1) Includes, as applicable for the given period, intangibles amortization, goodwill impairment loss and restructuring expense.
(2) See Non-GAAP Financial Measures below for additional information.

Exhibit 99.1

Non-GAAP Financial Measures
As a supplement to United States Generally Accepted Accounting Principles ("GAAP"), the Company has provided Adjusted operating income, which is a non-GAAP financial measure, to illustrate the Company's operational performance. Adjusted operating income was determined by excluding from Operating income the impact of those items set forth in "Adjustments" and, therefore, has not been calculated in accordance with GAAP. However, each of the amounts included in the calculation of Adjusted operating income are computed in accordance with GAAP. See the table above for reconciliations of Adjusted operating income to Operating income, the most directly comparable GAAP financial measure.

Management uses this non-GAAP financial measure (a) to evaluate the Company's historical and prospective financial performance as well as its performance relative to its competitors, (b) to set internal sales targets and associated operating budgets, (c) to allocate resources and (d) to measure operational profitability. Management uses similar non-GAAP measures as an important factor in determining variable compensation for Management and its team members.

Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measurements, and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

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